UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 28, 2023

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On November 28, 2023, the Board of Directors of Vishay Intertechnology, Inc. ("Vishay"), acting on the recommendation of its Nominating and Corporate Governance Committee, elected Mr. John Malvisi to the Vishay Board, effective immediately.  Mr. Malvisi is a Class II director and will stand for re-election to that class at the 2024 Annual Meeting of Stockholders.  The Board of Directors has concluded that Mr. Malvisi will qualify as an independent director pursuant to the New York Stock Exchange corporate governance standards. Mr. Malvisi will join the Audit Committee of the Board effective immediately.

Mr. Malvisi will be compensated on the same terms as Vishay's other non-management directors. Compensation arrangements for directors are described under the heading "Director Compensation" in Vishay's Proxy Statement.

The press release announcing Mr. Malvisi’s election is attached as Exhibit 99.1 to this report.

Item 8.01 – Other Events

In February 2022, the Board of Directors of Vishay approved, and Vishay announced, a Stockholder Return Policy (“SHRP”), which set forth the intention of Vishay to annually return to stockholders at least 70% of free cash flow, net of scheduled principal payments of long-term debt, directly in the form of dividends, or indirectly, in the form of stock repurchases.

To enable the operation of the SHRP, Vishay's Board of Directors approves the repurchase of a stated number of shares of common stock from time-to-time.  As of September 30, 2023, approximately 1.3 million shares remained from the previous repurchase authorization of 6.0 million shares.

On November 28, 2023, Vishay's Board of Directors approved the repurchase of an additional 2.5 million shares of common stock, to enable the operation of the SHRP for the foreseeable future.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated November 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2023

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer